Exhibit 99.1

SAVIENT PHARMACEUTICALS, INC.

CONFERENCE CALL TRANSCRIPT

THIRD QUARTER 2003 RESULTS

WEDNESDAY, NOVEMBER 12, 2003, 9:30 AM EST

OPERATOR:  GOOD MORNING AND WELCOME LADIES AND GENTLEMEN TO THE SAVIENT PHARMACEUTICALS’  THIRD QUARTER CONFERENCE CALL.

AT THIS TIME, I WOULD LIKE TO INFORM YOU THAT THIS CONFERENCE IS BEING RECORDED AND THAT ALL PARTICIPANTS ARE IN A LISTEN-ONLY MODE.  AT THE REQUEST OF THE COMPANY, WE WILL OPEN THE CONFERENCE UP FOR QUESTIONS AND ANSWERS AFTER THE PRESENTATION.

GWEN HARNING:  GOOD MORNING, I AM GWEN HARNING OF SAVIENT PHARMACEUTICALS, AND I THANK YOU FOR JOINING US TODAY.

BEFORE I INTRODUCE DR. FASS, PLEASE BEAR WITH ME AS I PROVIDE THE REQUISITE SAFE HARBOR STATEMENT.

STATEMENTS IN THIS DISCUSSION CONCERNING OUR BUSINESS OUTLOOK OR FUTURE ECONOMIC PERFORMANCE, PRODUCT DEVELOPMENTS, ANTICIPATED PROFITABILITY, REVENUES, EXPENSES, EARNINGS, OR OTHER FINANCIAL ITEMS; AND STATEMENTS CONCERNING ASSUMPTIONS MADE OR EXPECTATIONS AS TO ANY FUTURE EVENTS, CONDITIONS, PERFORMANCE OR OTHER MATTERS, ARE “FORWARD-LOOKING STATEMENTS” AS THAT TERM IS DEFINED UNDER THE FEDERAL SECURITIES LAWS.  FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN SUCH STATEMENTS.  SUCH RISKS, UNCERTAINTIES AND FACTORS INCLUDE, BUT ARE NOT LIMITED TO, DEVELOPMENT, INTRODUCTION OR CONSUMER ACCEPTANCE OF COMPETING PRODUCTS, CHANGES AND DELAYS IN PRODUCT DEVELOPMENT

PLANS AND SCHEDULES, CUSTOMER ACCEPTANCE OF NEW PRODUCTS, DEVELOPMENT, INTRODUCTION, OR CONSUMER ACCEPTANCE OF COMPETING PRODUCTS, CHANGES IN PRICING OR OTHER ACTIONS BY COMPETITORS, PATENTS OWNED BY US AND OUR COMPETITORS, AND GENERAL ECONOMIC CONDITIONS, AS WELL AS OTHER RISKS DETAILED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

I WOULD NOW LIKE TO INTRODUCE DR. SIM FASS, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SAVIENT PHARMACEUTICALS, INC.

SIM FASS:  GOOD MORNING AND GOOD AFTERNOON TO THOSE IN EUROPE AND ISRAEL, AND THANK YOU FOR JOINING US.

I WILL PREFACE MY DISCUSSION OF OUR EARNINGS AND BUSINESS UPDATE WITH BRIEF REMARKS REGARDING OUR NEWS RELEASE OF LAST FRIDAY.   LAST FRIDAY, WE ANNOUNCED THAT DISCUSSIONS BETWEEN TEVA PHARMACEUTICAL INDUSTRIES AND SAVIENT PHARMACEUTICALS HAD BEEN TERMINATED BY MUTUAL AGREEMENT.  I BELIEVE YOU WILL ALL UNDERSTAND THAT DETAILS OF THOSE DISCUSSIONS ARE CONFIDENTIAL AND THAT I AM NOT IN A POSITION TO PROVIDE MORE INFORMATION OR RESPOND TO ANY QUESTIONS RELATING TO THOSE DISCUSSIONS.

OUR CURRENT RELATIONSHIP WITH TEVA COMPRISES A LICENSE TO MARKET OUR HUMAN GROWTH HORMONE IN THE UNITED STATES AND A COLLABORATION ON THE DEVELOPMENT OF TWO BIOGENERIC PRODUCTS.  WE HAVE A GREAT INTEREST IN BOTH THE INTRODUCTION OF OUR HUMAN GROWTH HORMONE IN THE UNITED STATES AND IN THE FUTURE POTENTIAL FOR GENERIC VERSIONS OF RECOMBINANT DRUGS AND IT IS OUR PRESENT INTENTION TO CONTINUE THAT RELATIONSHIP.

GOING FORWARD, AND PUTTING THE DISCUSSIONS WITH TEVA BEHIND US, IT IS OUR INTENT TO RESTRUCTURE AND TO REFOCUS OUR BUSINESS AND TO REMAIN INDEPENDENT.  AS OUR PLANS TAKE SHAPE, WE WILL HAVE MORE TO SAY ABOUT THIS.

I WOULD LIKE AT THIS POINT TO HIGHLIGHT FOR YOU SOME POTENTIAL NEAR-TERM EVENTS RELATING TO OUR BUSINESS THAT WE BELIEVE COULD ENHANCE REVENUE GROWTH.  I WILL DISCUSS SOME OF THESE IN GREATER DETAIL TODAY.

HERE IS A LIST OF THESE EVENTS:

•                       INTRODUCTION BY TEVA OF OUR HUMAN GROWTH HORMONE IN THE UNITED STATES IF THE CURRENT NOVO LITIGATION IS RESOLVED FAVORABLY.

•                       APPROVAL OF OUR HUMAN GROWTH HORMONE IN EUROPE FOR AN ADDITIONAL CURRENTLY PENDING INDICATION – GROWTH HORMONE DEFICIENCY IN ADULTS.

•                       FDA APPROVAL OF OUR HYALURONIC ACID-BASED PRODUCT FOR OSTEOARTHRITIS OF THE KNEE AND ITS INTRODUCTION IN THE UNITED STATES, AS WELL AS THE RELAUNCH OF THE PRODUCT IN EUROPE, WHERE IT IS ALREADY APPROVED.

•                       INTRODUCTION OF NEW ORAL LIQUID PRODUCTS DEVELOPED BY ROSEMONT.

•                       ACQUISITION OF CURRENTLY MARKETED DRUGS TO INCREASE CURRENT PRODUCT OFFERINGS.  IN THIS REGARD, WE CONTINUE TO ACTIVELY SEEK OUT SUCH OPPORTUNITIES.

•                       PROMOTION OF DELATESTRYL NOW THAT WE HAVE RE-SECURED A QUALIFIED SUPPLY SOURCE, AND

•                       UTILIZATION OF CONTRACT SALES ORGANIZATION SERVICES TO PROVIDE COST-EFFECTIVE SALES SUPPORT TO SUPPLEMENT THE SALES ACTIVITIES OF OUR OWN NATIONAL SALES FORCE.

I WOULD NOW LIKE TO PROVIDE A REPORT ON OUR FINANCIAL RESULTS AND DISCUSS OUR OVERALL BUSINESS PROGRESS DURING THE THREE AND NINE MONTHS ENDED SEPTEMBER 30TH, FOLLOWING WHICH THERE WILL BE AN OPPORTUNITY TO ASK QUESTIONS.

I WILL BEGIN BY SUMMARIZING FOR YOU OUR FINANCIAL RESULTS AND THE KEY FACTORS THAT CONTRIBUTED TO OUR EARNINGS IN THE THIRD QUARTER AND FIRST NINE MONTHS OF 2003.  FOR MORE DETAILED INFORMATION ON OUR FINANCIAL RESULTS, I REFER YOU TO MONDAY’S NEWS RELEASE.  IN ADDITION, FURTHER INFORMATION WILL BE AVAILABLE IN OUR 10-Q REPORT WHICH WILL BE FILED WITH THE SEC THIS WEEK.

BEFORE PROCEEDING, I WOULD LIKE ALSO TO REMIND YOU THAT OUR 2003 RESULTS FOR BOTH THE THREE AND NINE MONTHS INCLUDE THE RESULTS OF ROSEMONT, OUR ORAL LIQUID PHARMACEUTICALS BUSINESS, WHICH WE ACQUIRED ON SEPTEMBER 30TH 2002.

IN THE THREE MONTHS ENDED SEPTEMBER 30, 2003, COMPARED TO THE CORRESPONDING PERIOD OF 2002, WE GENERATED:

•                       REVENUES OF $33.8 MILLION, COMPARED TO $26.2 MILLION, AN INCREASE OF 29%.  THIS INCREASE WAS PRIMARILY DUE TO THE INCLUSION OF ROSEMONT'S SALES AND AN INCREASE IN OUR SALES OF OXANDRIN®.

EXCLUDING ROSEMONT SALES, REVENUES IN THE 2003 QUARTER INCREASED 3%.

•                       PRODUCT SALES OF $32.1 MILLION, COMPARED TO $24.7 MILLION, AN INCREASE OF 30%.  IN THE 2003 QUARTER, SALES INCLUDE $6.8 MILLION OF ORAL LIQUID PRODUCTS SOLD BY ROSEMONT.

•                       NET INCOME OF $4.4 MILLION, COMPARED TO $5.7 MILLION; AND

•                       EARNINGS PER SHARE OF SEVEN CENTS, INCLUDING FOUR CENTS FROM THE RECOVERY OF RIGHTS TO OUR OSTEOARTHRITIS PRODUCT, COMPARED TO TEN CENTS.

IN THE NINE MONTHS ENDED SEPTEMBER 30, 2003, COMPARED TO THE CORRESPONDING PERIOD OF 2002, WE REALIZED:

•                       REVENUES OF $92.7 MILLION, COMPARED TO $72.2 MILLION, AN INCREASE OF 28%. THIS INCREASE WAS PRIMARILY DUE TO THE INCLUSION OF ROSEMONT'S SALES AND AN INCREASE IN OUR SALES OF OXANDRIN®.  EXCLUDING ROSEMONT'S SALES, REVENUES FOR THE NINE MONTHS INCREASED 2%.

•                       PRODUCT SALES OF $87.1 MILLION, COMPARED TO $66.9 MILLION, AN INCREASE OF 30%.  IN THE 2003 NINE-MONTH PERIOD, SALES INCLUDE $18.6 MILLION OF ORAL LIQUID PRODUCTS SOLD BY ROSEMONT.

•                       NET INCOME OF $9.9 MILLION, COMPARED TO $9.0 MILLION; AND

•                       EARNINGS PER SHARE OF SEVENTEEN CENTS, INCLUDING FOUR CENTS FROM THE RECOVERY OF RIGHTS TO OUR OSTEOARTHRITIS PRODUCT, COMPARED TO FIFTEEN CENTS.

THE SIGNIFICANT INCREASE IN PRODUCT SALES AND REVENUES IN BOTH THE THREE AND NINE MONTHS ENDED SEPTEMBER 30TH WAS DUE TO THE INCLUSION OF ROSEMONT'S SALES OF ORAL LIQUID PHARMACEUTICALS IN THE UNITED KINGDOM AND AN INCREASE IN SALES OF OXANDRIN, PARTIALLY OFFSET BY LOWER SALES OF OTHER PRODUCTS.  WE ACQUIRED ROSEMONT ON SEPTEMBER 30TH, 2002; THEREFORE THERE WERE NO REVENUES REPORTED FROM ROSEMONT IN THE FIRST NINE MONTHS OF 2002.

I MENTIONED THE RECOVERY OF RIGHTS TO OUR OSTEOARTHRITIS PRODUCT.  THIS RESULTED IN THE NON-CASH RECOGNITION OF $3.4 MILLION PRE-TAX, OR $2.3 MILLION NET OF TAX, UPON THE RECOVERY, IN THE THIRD QUARTER OF THIS YEAR, OF DISTRIBUTION RIGHTS TO OUR OSTEOARTHRITIS PRODUCT PREVIOUSLY LICENSED TO DEPUY ORTHOPAEDICS, AND REPRESENTS THE

UNAMORTIZED BALANCE OF $5 MILLION OF MILESTONE FEES PAID BY DEPUY TO THE COMPANY THAT HAD BEEN DEFERRED IN ACCORDANCE WITH SAB NO. 101 AND WERE BEING RECOGNIZED OVER THE ESTIMATED TERM OF THE LICENSE AGREEMENT.

EXPENSES IN THE THIRD QUARTER OF 2003 WERE $30.9 MILLION, COMPARED TO $19.6 MILLION IN THE THIRD QUARTER OF 2002, WHILE FIRST NINE MONTHS 2003 EXPENSES WERE $82.1 MILLION, COMPARED TO $60.5 MILLION IN THE CORRESPONDING 2002 PERIOD.

NOTE THAT OUR EXPENSES OF $82.1 MILLION IN THE FIRST NINE MONTHS OF 2003 REFLECT THE INCLUSION OF $11.2 MILLION OF ROSEMONT OPERATING EXPENSES AND $3.0 MILLION OF AMORTIZATION OF INTANGIBLES THAT AROSE IN CONNECTION WITH THE ACQUISITION OF ROSEMONT. AS I MENTIONED, WE ACQUIRED ROSEMONT ON SEPTEMBER 30TH, 2002; THEREFORE, THERE WERE NO EXPENSES REPORTED FROM ROSEMONT IN THE FIRST NINE MONTHS OF 2002.

OTHER CHANGES IN OPERATING EXPENSES IN THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003 WERE AN INCREASE IN RESEARCH AND DEVELOPMENT EXPENSE DUE TO THE TIMING OF VARIOUS DEVELOPMENT ACTIVITIES INCLUDING CLINICAL TRIAL RELATED EXPENSES FOR THE PROSAPTIDE PHASE II AND PURICASE® PHASE I STUDIES, AND OTHER PROSAPTIDE PROJECT COSTS, AND IN GENERAL AND ADMINISTRATIVE

EXPENSES DUE TO INCREASES IN LEGAL AND INSURANCE EXPENSE, AS WELL AS OCCUPANCY AND MAINTENANCE EXPENSES OF OUR NEW HEADQUARTERS.  THE INCREASE IN COMMISSIONS AND ROYALTIES REFLECTS COMMISSIONS PAID TO THE ROSS PRODUCTS DIVISION OF ABBOTT LABORATORIES (ROSS) ON PURCHASES OF OXANDRIN IN THE LONG-TERM-CARE MARKET.  PRIOR TO MARCH 31ST 2003, ROSS HAD INSTEAD BEEN ABLE TO PURCHASE OXANDRIN AT A DISCOUNT FROM THE COMPANY (WITH THE DISCOUNT BEING CLASSIFIED AS A SALES ALLOWANCE) AND SELL IT TO ACCREDO, OUR EXCLUSIVE DISTRIBUTOR AT THE TIME, FOR RESALE TO ACCREDO'S CUSTOMERS.

COST OF PRODUCT SALES AS A PERCENTAGE OF PRODUCT SALES WAS 15% COMPARED TO 13% FOR THE THREE MONTHS, AND 17% COMPARED TO 15% FOR THE NINE MONTHS, THIS BEING A FUNCTION OF THE ADDITION OF SALES OF OUR ORAL LIQUID PRODUCTS, WHICH HAVE A HIGHER COST OF GOODS THAN some OF OUR OTHER PRODUCTS, AND A CHANGE IN THE MIX OF OUR OTHER PRODUCT SALES.

OUR CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS WERE $20.7 MILLION AT SEPTEMBER 30, 2003, COMPARED TO $16.5 MILLION AT DECEMBER 31, 2002.  OUR TOTAL DEBT OUTSTANDING AT SEPTEMBER 30, 2003 WAS $14.7 MILLION, A DECLINE OF  $4.2 MILLION SINCE DECEMBER 31, 2002.

I WOULD LIKE TO NOTE HERE THAT OUR FOURTH QUARTER RESULTS WILL BE IMPACTED BY THE INCLUSION OF PROFESSIONAL FEES, INCLUDING LEGAL

EXPENSES, THAT WE INCURRED IN CONNECTION WITH OUR NEGOTIATIONS WITH TEVA.

I WOULD NOW LIKE TO PROVIDE YOU WITH A BUSINESS UPDATE.  I WILL BEGIN WITH A DISCUSSION OF OXANDRIN, COMMENTING FIRST ON THE ISSUE OF POTENTIAL GENERIC COMPETITION.

LAST MONTH, WE BECAME AWARE THAT A THIRD DRUG MASTER FILE (DMF) FOR OXANDROLONE WAS FILED WITH THE FDA ON SEPTEMBER 12TH BY POLI INDUSTRIA CHIMICA SPA, AN ITALIAN COMPANY.  WE HAVE PREVIOUSLY DISCLOSED THAT DMF FILINGS HAVE BEEN MADE ALSO BY SOLCHEM AND CEDARBURG PHARMACEUTICALS, L.L.C.

A DMF FILING IS A FILING BY A SUPPLIER OF BULK ACTIVE PHARMACEUTICAL INGREDIENT (API).  THESE API MANUFACTURERS COULD BE A SOURCE OF API FOR FINISHED DOSAGE MANUFACTURERS OF OXANDROLONE, INCLUDING A GENERIC.

WHILE WE KNOW THAT TO MANUFACTURE AND ESTABLISH BIOEQUIVALENCE WITH OXANDRIN IS A RATHER COMPLEX UNDERTAKING THAT COULD BE LENGTHY, WE CANNOT PREDICT EXACTLY WHEN A GENERIC VERSION OF OXANDRIN MIGHT BE INTRODUCED. HOWEVER IN VIEW OF THE LIKELIHOOD OF GENERIC COMPETITION FOR OXANDRIN IN 2004, SALES OF OXANDRIN, WHICH IN

THE FIRST NINE MONTHS OF THIS YEAR REPRESENTED 53% OF TOTAL SALES, AND OUR EARNINGS, ARE LIKELY TO BE SIGNIFICANTLY IMPACTED.  WE BELIEVE REVENUES FROM OTHER PRODUCTS COULD IN PART OFFSET A REDUCTION IN OXANDRIN SALES.

I MENTIONED IN OUR LAST CONFERENCE CALL, BECAUSE OF THE ECONOMIC DOWNTURN AND CONSEQUENT TAX REVENUE SHORTFALLS, KEY STATES WITH BUDGET CRISES – NOTABLY NEW YORK, CALIFORNIA, AND FLORIDA – HAVE LIMITED OR ELIMINATED REIMBURSEMENT OF PRESCRIPTION DRUGS FOR HIV AND AIDS, INCLUDING OXANDRIN, UNDER THEIR STATE AIDS DRUG ASSISTANCE PROGRAMS (KNOWN AS ADAPS).

WE HAVE CONTACTED THE THREE KEY STATE AGENCIES IN AN EFFORT TO REVERSE THEIR STATE ADAP CHANGES. FURTHER DIVERSIFICATION OF OUR OXANDRIN PATIENT BASE THROUGH OUR FOCUS ON KEY PRESCRIBERS OF IWL PRODUCTS ACROSS A VARIETY OF DISEASE STATES, COUPLED WITH OUR NEW FOCUS ON CANCER-RELATED INVOLUNTARY WEIGHT LOSS, SHOULD HELP OFFSET THE IMPACT OF THE CHANGES IN STATE ADAP FORMULARY LISTINGS.

OTHER BUSINESS DEVELOPMENTS

I WILL NOW TOUCH ON THE CURRENT STATUS OF OUR OTHER BUSINESS ACTIVITIES, BEGINNING WITH THE RECENT NEWS ON OUR OSTEOARTHRITIS PRODUCT.

OSTEOARTHRITIS PRODUCT

LAST MONTH, WE REPORTED THAT THE FDA HAD ISSUED AN APPROVABLE LETTER WITH RESPECT TO OUR SODIUM HYALURONATE PRODUCT FOR THE TREATMENT OF PAIN ASSOCIATED WITH OSTEOARTHRITIS OF THE KNEE.  FDA APPROVAL OF THE PRE-MARKET APPROVAL APPLICATION (PMA) FOR THE PRODUCT IS SUBJECT TO SATISFACTORY AUDIT OF OUR NEW MANUFACTURING FACILITY IN ISRAEL AND THE FINALIZATION OF PRODUCT LABELING.

SIMULTANEOUSLY WITH THE APPROVABLE LETTER, WE RECOVERED COMMERCIAL RIGHTS TO THE PRODUCT, WHICH HAD PREVIOUSLY BEEN EXCLUSIVELY LICENSED BY US TO DEPUY ORTHOPAEDICS INC., A JOHNSON & JOHNSON COMPANY, FOR ALL COUNTRIES WORLDWIDE EXCEPT JAPAN AND ISRAEL, AND WHICH WAS MARKETED IN EUROPE BY DEPUY UNDER THE TRADE NAME ARTHREASE™.

THIS PRODUCT, A TREATMENT OF THREE WEEKLY INJECTIONS OF SODIUM HYALURONATE INTO THE KNEE JOINT FOR THE RELIEF OF PAIN DUE TO OSTEOARTHRITIS, IS APPROVED AND MARKETED IN EUROPE AND ISRAEL.  IT IS A HIGH MOLECULAR WEIGHT FORMULATION OF SODIUM HYALURONATE WITH MOLECULAR WEIGHT AND VISCOELASTIC PROPERTIES SIMILAR TO HEALTHY SYNOVIAL FLUID OF THE KNEE.

IN ISRAEL, WE WILL CONTINUE TO MARKET OUR PRODUCT UNDER THE TRADE NAME ARTHREASE.  IT IS OUR CURRENT INTENTION TO MARKET IT IN EUROPE AND, WHEN APPROVED, IN THE UNITED STATES, UNDER A DIFFERENT AS YET UNDETERMINED NAME.

AS TO THE TIMELINE FOR THE APPROVAL AND ITS INTRODUCTION IN THE UNITED STATES, VALIDATION ACTIVITIES OF OUR NEW MANUFACTURING FACILITY ARE CURRENTLY UNDERWAY AND WE ARE WORKING CLOSELY WITH THE FDA TO FACILITATE THEIR SITE AUDIT AND ADDRESS ALL OUTSTANDING ISSUES AT THE EARLIEST OPPORTUNITY.  CONCURRENTLY, WE ARE FOCUSING ON DEVELOPMENT OF A MARKETING PLAN FOR THE UNITED STATES AND EUROPE.

WE BELIEVE WE HAVE A NEW AND POTENTIALLY EXCITING BUSINESS OPPORTUNITY FOR OUR PRODUCT IN THE UNITED STATES.  ACCORDING TO IMS RESEARCH, THE U.S. MARKET FOR VISCOSUPPLEMENTATION PRODUCTS FOR THE TREATMENT OF KNEE PAIN DUE TO OSTEOARTHRITIS HAS BEEN GROWING AT AN ANNUAL RATE OF MORE THAN 15% FOR THE PAST FIVE YEARS.  IT NOW EXCEEDS $280 MILLION AND IS ANTICIPATED TO CONTINUE TO GROW AT THIS PACE.

DELATESTRYL

IN SEPTEMBER, THE FDA APPROVED THE MANUFACTURING SITE OF OUR NEW CONTRACT MANUFACTURER FOR DELATESTRYL® (TESTOSTERONE ENANTHATE

INJECTION), OUR INJECTABLE TESTOSTERONE PRODUCT FOR THE TREATMENT OF HYPOGONADISM.  WE HAVE ENTERED INTO A SUPPLY AGREEMENT WITH THE NEW MANUFACTURER, SABEX, A CANADIAN MANUFACTURER AND MARKETER OF PHARMACEUTICAL PRODUCTS, TO MANUFACTURE DELATESTRYL FOR US FOR THE UNITED STATES MARKET.  SABEX HAS ALREADY SHIPPED DELATESTRYL TO US AND IT HAS BEEN SOLD TO DISTRIBUTORS.  CONSEQUENTLY, WE WILL MEET FULL MARKET DEMAND FOR DELATESTRYL THIS YEAR WITHOUT INTERRUPTION.  GOING FORWARD, WE PLAN TO UNDERTAKE PROMOTION ACTIVITIES TO MAXIMIZE THE COMMERCIAL POTENTIAL OF THIS PRODUCT.

ORAL LIQUID PRODUCTS

WE ARE VERY PLEASED TO REPORT THAT ROSEMONT'S YEAR OVER YEAR REVENUE GROWTH HAS BEEN 16%.  AS PART OF ITS REGULAR PROGRAM OF INTRODUCING NEW PRODUCTS INTO THE U.K. ORAL LIQUID MARKET, ROSEMONT INTRODUCED TWO NEW ORAL LIQUID DRUGS IN THE FIRST NINE MONTHS OF THIS YEAR AND HAS SUCCESSFULLY DEVELOPED FORMULATIONS FOR FOUR NEW PRODUCTS THAT THEY INTEND TO INTRODUCE TO THE U.K. MARKET BEFORE YEAR-END.  ADDITIONALLY, WORK IS UNDERWAY AT ROSEMONT AND SAVIENT ON DEVELOPING ORAL LIQUID PRODUCTS FOR INTRODUCTION IN OTHER TERRITORIES, INCLUDING THE UNITED STATES.  IN THIS REGARD, WE ANTICIPATE THE INITIATION THIS MONTH OF A BIO-EQUIVALENCY STUDY OF SOLTAMOX, ROSEMONT’S ORAL LIQUID

FORMULATION OF TAMOXIFEN, WITH A VIEW TO ITS EVENTUAL INTRODUCTION IN THE UNITED STATES.

PROSAPTIDE

PATIENT SCREENING FOR A PHASE II RANDOMIZED, DOUBLE-BLIND, PLACEBO CONTROLLED, MULTI-CENTER, CLINICAL SAFETY AND DOSE-RANGING STUDY OF PROSAPTIDE, A NERVE GROWTH FACTOR PEPTIDE, IN NEUROPATHIC PAIN IN INDIVIDUALS WITH HIV/AIDS BEGAN IN JULY.   THE STUDY, WHICH WILL CONTINUE WELL INTO 2004, IS BEING CONDUCTED IN COLLABORATION WITH THE NEUROLOGIC AIDS RESEARCH CONSORTIUM (NARC) AND THE AIDS CLINICAL TRIAL GROUP.  IN EARLIER CLINICAL STUDIES, PROSAPTIDE WAS WELL TOLERATED AND FOUND TO BE SUFFICIENTLY SAFE FOR FURTHER CLINICAL DEVELOPMENT.

PROSAPTIDE IS A PEPTIDE DERIVED FROM THE HUMAN NERVE GROWTH PROTEIN PROSAPOSIN, AND IS BELIEVED TO BE A PERIPHERALLY ACTING ANALGESIC, IN CONTRAST TO CENTRAL NERVOUS SYSTEM ACTING PRODUCTS THAT ARE TYPICALLY ASSOCIATED WITH SIGNIFICANT AND SOMETIMES POTENTIALLY SERIOUS SIDE EFFECTS.

PERIPHERAL NEUROPATHY, A CONDITION CAUSED BY DAMAGE TO NERVES OF THE PERIPHERAL NERVOUS SYSTEM, MAY BE DISEASE RELATED OR RESULT FROM CERTAIN DRUG THERAPIES.  IT USUALLY AFFECTS THE FEET AND LEGS

AND CAN BE SERIOUS AND DEBILITATING.  ITS SYMPTOMS INCLUDE PAIN, NUMBNESS, AND TINGLING.

PURICASE

WITH RESPECT TO OUR DRUG CANDIDATE PURICASE, WE HAVE CONDUCTED A PHASE I CLINICAL SAFETY STUDY IN PATIENTS WITH INTRACTABLE GOUT, UTILIZING INTRAVENOUS ADMINISTRATION OF A RANGE OF SINGLE DOSES.  THESE PATIENTS WERE SELECTED BECAUSE THEY COULD NOT USE CONVENTIONAL THERAPY DUE TO INTOLERANCE OR BECAUSE THEIR HYPERURICEMIA WAS INADEQUATELY CONTROLLED.

PURICASE WAS WELL TOLERATED IN ALL PATIENTS AND APPEARS TO BE SAFE.  MOREOVER, PRELIMINARY RESULTS SHOW THAT PURICASE HAS THE ABILITY TO DRAMATICALLY REDUCE ELEVATED PLASMA URIC ACID LEVELS TO WELL WITHIN THE NORMAL RANGE.  NO ALLERGIC RESPONSE TO INTRAVENOUS ADMINISTRATION OF PURICASE WAS OBSERVED.  THE GOOD TOLERABILITY AND SAFETY PROFILE OBSERVED IN THE PHASE I STUDY ALLOWED FOR AN EXPLORATION OF THE POTENTIAL OF HIGHER DOSES OF PURICASE TO REDUCE ELEVATED URIC ACID LEVELS FOR LONGER PERIODS.  TWO ADDITIONAL GROUPS OF PATIENTS ENTERED AN EXTENSION TO THE PHASE I STUDY TO TEST TWO HIGHER DOSE LEVELS.  THE EXTENSION TO THE PHASE I STUDY HAS BEEN COMPLETED AND THE DATA ARE BEING EVALUATED.  WE EXPECT TO BE ABLE TO PROCEED TO A PHASE II STUDY WITHIN THE NEXT SEVERAL MONTHS.

SUMMARY

IN SUMMARY, THE ACTIVITIES AND DEVELOPMENTS THAT WE ANTICIPATE NEAR TERM ARE:

•                       INTRODUCTION BY TEVA OF OUR HUMAN GROWTH HORMONE IN THE UNITED STATES IF THE CURRENT NOVO LITIGATION IS RESOLVED FAVORABLY.

•                       APPROVAL OF OUR HUMAN GROWTH HORMONE IN EUROPE FOR AN ADDITIONAL CURRENTLY PENDING INDICATION – GROWTH HORMONE DEFICIENCY IN ADULTS.

•                       FDA APPROVAL OF OUR HYALURONIC ACID-BASED PRODUCT FOR OSTEOARTHRITIS OF THE KNEE, ITS INTRODUCTION IN THE UNITED STATES, AND ITS RELAUNCH IN EUROPE.

•                       INTRODUCTION OF NEW ORAL LIQUID PRODUCTS DEVELOPED BY ROSEMONT.

•                       ACQUISITION OF CURRENTLY MARKETED DRUGS TO INCREASE CURRENT PRODUCT OFFERINGS.  IN THIS REGARD, WE CONTINUE TO ACTIVELY SEEK OUT SUCH OPPORTUNITIES.

•                       PROMOTION OF DELATESTRYL NOW THAT WE HAVE RE-SECURED A QUALIFIED SUPPLY SOURCE.

•                       UTILIZATION OF CONTRACT SALES ORGANIZATION SERVICES TO PROVIDE COST-EFFECTIVE SALES SUPPORT TO SUPPLEMENT THE SALES ACTIVITIES OF OUR OWN NATIONAL SALES FORCE.

INDEPENDENT OF THE TIMING AND SUCCESS OF THESE ACTIVITIES AND POTENTIAL DEVELOPMENTS, WE ARE PLANNING TO UNDERTAKE COST REDUCTION MEASURES TO ENSURE THE ONGOING STABILITY AND PROFITABILITY OF THE COMPANY.  SUCH MEASURES COULD INCLUDE CHANGES IN THE STRUCTURE OF THE COMPANY.

THEREFORE, I CANNOT AT THIS TIME PROVIDE GUIDANCE WITH RESPECT TO 2004.  HOWEVER, FOR 2003, AS I HAVE HAD OCCASION TO STATE EARLIER IN THE YEAR, WE CONTINUE TO ANTICIPATE GROWTH IN REVENUES AND EARNINGS PER SHARE, SUCH GROWTH EXCLUDING THE ONE-TIME OTHER INCOME BENEFIT THAT AROSE ON THE TERMINATION OF THE AGREEMENT WITH DEPUY AND EXPENSES INCURRED IN DISCUSSIONS WITH TEVA.

WHILE WE RECOGNIZE THE CHALLENGES AHEAD, WE ARE ENCOURAGED BY THE PROGRESS WE HAVE MADE WITH OUR ORAL LIQUID PHARMACEUTICALS BUSINESS, OUR OSTEOARTHRITIS PRODUCT, AND OUR PRODUCTS IN CLINICAL

DEVELOPMENT.  WE REMAIN DEDICATED TO THE DEVELOPMENT AND COMMERCIALIZATION OF THERAPEUTIC AGENTS THAT ADDRESS UNMET MEDICAL NEEDS IN BOTH NICHE AS WELL AS LARGER MARKET SEGMENTS.

AT THIS TIME I WOULD LIKE TO OPEN THE CALL TO ANY QUESTIONS THAT YOU MIGHT HAVE.  AGAIN, JUST A REMINDER THAT I WILL NOT BE ABLE TO ANSWER ANY QUESTIONS RELATING TO OUR DISCUSSIONS WITH TEVA.

OPERATOR:  THANK YOU.  THE QUESTION-AND-ANSWER SESSION WILL BEGIN AT THIS TIME.  IF YOU’RE USING A SPEAKERPHONE, PLEASE PICK UP THE HANDSET BEFORE PRESSING ANY NUMBERS.  SHOULD YOU HAVE A QUESTION, PLEASE PRESS STAR-ONE ON YOUR PUSH BUTTON TELEPHONE.  IF YOU WISH TO WITHDRAW YOUR QUESTION, PLEASE PRESS STAR-TWO.

YOUR QUESTIONS WILL BE TAKEN IN THE ORDER THEY ARE RECEIVED.  PLEASE STAND BY FOR YOUR FIRST QUESTION.

OUR FIRST QUESTION COMES FROM ANDREW SCOTT FROM MAXIM GROUP.  PLEASE STATE YOUR QUESTION.

ANDREW SCOTT, MAXIM GROUP: GOOD MORNING GENTLEMEN.  I’M NOT GOING TO ASK ANY QUESTIONS ABOUT TEVA.  I DO HAVE SOME PRODUCT SALES QUESTIONS.

SIM FASS:  SURE ANDREW.

SCOTT:  GREAT.

FASS:  GOOD MORNING.

SCOTT:  GOOD MORNING.  HOW ARE YOU?

FASS:  OKAY.

SCOTT:  OKAY, FIRST QUESTION I’D LIKE TO FOCUS ON OXANDRIN.  I HEARD WHAT YOU SAID ON THE CONFERENCE CALL, I DON’T WANT TO OVERLAP WITH ANY OF THE THINGS THAT YOU SAID, YOU DID MENTION THAT ABOUT THE PRICING PRESSURES REGARDING SOME OF THE STATES THAT WE TALKED ABOUT ON REIMBURSEMENT AND YOU ALSO DID MENTION THAT YOU WERE NOW USING A NATIONAL CSO TO SUPPLEMENT YOUR SALES ACTIVITY.  DOES THIS MEAN YOU’RE NOW ACTIVELY SELLING TO ONCOLOGISTS IN THIS MARKET OR HAS THAT YET TO BE DONE?

FASS:  WE HAVE STARTED TO PROMOTE TO THE ONCOLOGY SECTOR AND IN FACT THE REAL GROWTH THAT WE’RE SEEING, THE NICE GROWTH THAT WE’RE SEEING IN OXANDRIN PRESCRIPTIONS IS COMING FROM THE ONCOLOGY SECTOR.

SCOTT:  OKAY.

FASS:  WHEREAS OUR TOTAL PRESCRIPTIONS YEAR-TO-DATE ARE MORE OR LESS FLAT IN CONSONANCE WITH WHAT IS HAPPENING IN THE GENERAL INVOLUNTARY WEIGHT-LOSS MARKET.  OFFSETTING THAT FLATNESS OR WITHIN THAT FLATNESS IS GROWTH THAT WE’RE EXPERIENCING AND IT’S COMING FROM THE ONCOLOGY MARKET.

SCOTT:  RIGHT NOW THE SEQUENTIAL QUARTERLY GROWTH BETWEEN Q2 ‘03 AND Q3 ‘03 LOOKS LIKE IT WAS ABOUT 20%.  SO THAT WOULD, THAT LOOKS PRETTY GOOD.

FASS:  THAT’S RIGHT.

SCOTT:  REGARDING ROSEMONT, THAT’S BEEN A PERSONAL FAVORITE OF MINE.  I HEAR WHAT YOU SAID, THEY’VE LAUNCHED TWO NEW PRODUCTS THROUGH THE FIRST NINE MONTHS.  THEY’VE GOT FOUR MORE, THEY’RE LOOKING AT RELEASING AT THE END OF THIS YEAR, AND YOU ALSO MENTIONED THE U.S. WITH AN ADDITIONAL PRODUCT.  DO WE HAVE A TIMELINE YET?  I KNOW YOU GUYS HAVE BEGUN THE PROCESS ON WHEN MAYBE WE COULD SEE ROSEMONT SELLING INTO EUROPE AND THE UNITED STATES.

FASS:  PROBABLY - SORT OF THE BALLPARK FIGURE PROBABLY MID-2005 OR THE SECOND HALF OF 2005 IF NOT EARLIER.  I THINK IF WE GET A COUPLE OF BREAKS, IT COULD CONCEIVABLY BE EVEN EARLIER, BUT THAT’S AN APPROXIMATION OF GETTING OUR FIRST FDA-APPROVED LIQUID FORMULATION.

SCOTT:  OKAY.  THEN ON HGH, ANY UPDATE AS FAR AS A DECISION PENDING ON THE LITIGATION?

FASS:  NO, NO, NO INFORMATION - JUST A WAITING GAME ESSENTIALLY WAITING FOR THE JUDGE TO RULE.  AND IT COULD BE ANY DAY, ANY WEEK, ANY MONTH, OR IT COULD BE SEVERAL MONTHS BEFORE WE HEAR.

SCOTT:  OKAY.  DELATESTRYL YOU’VE GOT - I HEAR WHAT YOU’RE SAYING BEING ACTIVE IN MARKETING THE PRODUCT, YOU’VE GOT YOUR NEW PARTNER.  DOES THIS MEAN IT’S ONWARD AND UPWARD IN HERE?  CAN WE START TO ASSUME THAT WE’RE BACK ON THE GROWTH TRAJECTORY?

FASS:  CERTAINLY THAT IS OUR EXPECTATION, AND OUR PLANNING WOULD BE TO PROMOTE THE PRODUCT AND TO HOPEFULLY SEE IT GROW BEYOND LEVELS THAT WE HAD PREVIOUSLY BEEN ABLE TO ACHIEVE.  NOW THAT THERE IS A SUPPLY THAT IS IN NO WAY HAMPERED OR CURTAILED WE WILL - WE WILL TRY TO PROMOTE THE PRODUCT AND MAKE IT GROW.

SCOTT:  OKAY.  ARTHREASE - ANY IDEA WHEN WE MIGHT BE ABLE TO LAUNCH THAT?

FASS:  WE’RE HOPING THAT IT COULD BE AS EARLY AS MID-2004.  THERE’S NO WAY OF PREDICTING.  AN APPROVABLE LETTER IS A WONDERFUL THING TO HAVE AND IT CLEARLY INDICATES THAT WE’RE GETTING CLOSE AND WE DO NEED TO HAVE THE FDA INSPECT THE FACILITY AGAIN AND DEAL WITH THE MANUFACTURING ASPECTS AND HOPEFULLY ALL OF THAT WILL GO WELL SUCH THAT WE CAN - THAT WE CAN OBTAIN THE FORMAL APPROVAL HOPEFULLY BY MID-2004.  BUT THERE ARE - THERE ARE NO GUARANTEES HERE AND THERE’S NOTHING THAT IS ABSOLUTE.  BUT THAT IS - THAT IS HOPEFULLY THE TARGET DATE FOR ITS APPROVAL.

SCOTT:  OKAY, I JUST HAVE ONE MORE QUESTION AND THEN I’M GOING TO CIRCLE BACK BECAUSE I KNOW OTHER PEOPLE WANT TO ASK QUESTIONS.

REGARDING THE TECHNOLOGY TRANSFER WITH HUMAN INSULIN AND AKZO, ARE THEY STILL PLANNING TO LAUNCH IN MID-’04 AS WELL?  THEY’VE BEEN PUBLICLY STATED AS SAYING THAT.

FASS:  I THINK THAT IS CORRECT.  THAT’S AS BEST - AS I KNOW TODAY AND IT’S GOING TO BE THE DIOSYNTH DIVISION, WHICH IS THE BULK MANUFACTURER DIVISION OF AKZO NOBEL THAT WILL START SELLING BULK INSULIN TO PHARMACEUTICAL COMPANIES.  THEY’VE OPTED NOT TO DO FINISHED - OR TO CREATE A FINISHED DOSAGE FORM, AND THEY HAD THAT OPTION UP FRONT, THAT ORGANON - THE ORGANON DIVISION OF AKZO NOBEL WILL DO FINISHED DOSAGE FORM WHILE DIOSYNTH DID THE BULK THE API BUT THEY’VE DECIDED THAT IT WILL BE ESSENTIALLY DIOSYNTH SELLING TO THE PHARMACEUTICAL WORLD.  AND IT SHOULD BEGIN IN MID-2004.

SCOTT:  OKAY, I’M GOING TO HOP OFF NOW AND LET YOU TAKE SOME OTHER QUESTIONS, BUT I’LL CIRCLE BACK.

FASS:  OKAY, ANDREW.

OPERATOR:  ONCE AGAIN, LADIES AND GENTLEMEN, AS A REMINDER, SHOULD YOU HAVE A QUESTION, PLEASE PRESS STAR, ONE AT THIS TIME.

ONCE AGAIN, LADIES AND GENTLEMEN, AS A FINAL REMINDER, SHOULD YOU HAVE A QUESTION, PLEASE PRESS STAR, ONE AT THIS TIME.

WE DO HAVE A FOLLOW-UP COMING FROM ANDREW SCOTT.  PLEASE STATE YOUR QUESTION.

ANDREW SCOTT:  GUYS, I KNOW YOU HAVE MORE PEOPLE ON THE LINE.  I GUESS IT’S GOING TO BE MY SHOW FOR A LITTLE BIT HERE.

SIM FASS:  THANK YOU FOR COMING BACK.

SCOTT:  NO PROBLEM.  WE TALKED ABOUT SOME OF THE NEAR-TERM CATALYSTS, HEARD EVERYTHING YOU’RE SAYING THERE.  AS FAR AS A NATIONAL CSO, CAN YOU TELL US WHO YOU’RE WORKING WITH OR YOU DON’T WANT TO MENTION IT JUST YET.

FASS:  I’M NOT SURE WE’VE ANNOUNCED IT YET, SO I WOULD PREFER NOT TO MAKE THAT ANNOUNCEMENT DURING THE CONFERENCE CALL.

SCOTT:  OKAY ...

FASS:  I JUST WANT TO, I WANT TO MAKE THIS POINT AS CLEAR AS IT NEEDS TO BE MADE, THAT OUR WORK WITH THE CS ORGANIZATION IS IN CONJUNCTION WITH OUR OWN FIELD FORCE, AND IT’S HELPING US SUPPLEMENT VACANT TERRITORIES OR EXPAND TO AREAS WHERE WE CANNOT GET WITH OUR OWN FIELD FORCE ...

SCOTT:  OKAY.

FASS:BUT OUR OWN FIELD FORCE IS AN INTEGRALLY IMPORTANT ELEMENT OF OUR OVERALL MARKETING SALES STRATEGY.

SCOTT:  ALL RIGHT, COULD WE MAKE AN ASSUMPTION THAT MAYBE THIS CSO IS ALSO GOING TO HELP IN DELATESTRYL AS WELL AS OXANDRIN, OR IS IT JUST LIMITED TO ONE PRODUCT?

FASS:I THINK IT’S A GOOD ASSUMPTION.

SCOTT:  OKAY.  THANK YOU.  EXPENSE QUESTIONS NOW.  LOOKING AT R&D, YOU EXPLAINED WHAT HAPPENED WITH PROSAPTIDE AND PURICASE , I MEAN WE’RE ESTIMATING IN OUR MODEL EXPENDITURES OF 35 TO 40 MILLION ANNUALLY OVER THE NEXT COUPLE OF YEARS.  YOU MENTIONED MORE, ALSO BEFORE ABOUT MAYBE COST CUTTING AND RESTRUCTURING PLANS.  IS THERE A POSSIBILITY THAT YOU MIGHT COLLABORATE ON SOME OF THESE PRODUCTS WITH PROSAPTIDE AND THE PURICASE?

FASS:  I DON’T WANT TO REALLY GET INTO A DISCUSSION WHERE I, WHERE WE PREVIEW WHAT WE MIGHT END UP HAVING TO DO OR WANTING TO DO.

SCOTT:  OKAY.

FASS: COLLABORATION, EVEN IN A NON-CONTRACTING OR COST SAVING MODE, MIGHT MAKE SENSE WITH SOME OF THESE PRODUCTS THAT REACH THE MASS MARKETS.  SO THOSE WOULD HAVE BEEN OR WOULD BE OUR CONSIDERATIONS GOING FORWARD, CERTAINLY FOR A PRODUCT SUCH AS PROSAPTIDE, WHICH IS GOING UP AGAINST, YOU KNOW, THE WORLD’S LARGEST, IT WILL BE GOING UP AGAINST NEURONTIN, YOU KNOW, THE SON OF NEURONTIN AND GOING UP AGAINST PFIZER.

SCOTT:  RIGHT.

FASS:  SO COLLABORATION HAS ALWAYS BEEN AN POSSIBILITY AND MAY NEED TO BE ENTERTAINED OR EVALUATED EVEN CLOSER IN A MODE WHERE WE WILL BE LOOKING TO BE VERY CONSERVATIVE IN TERMS OF OUR EXPENSES.

SCOTT:  GOT YOU.  IS ALSO TEVA STILL REIMBURSING FOR R&D ON BIO-GENERICA OR CAN YOU GIVE US AN IDEA ON HOW MUCH YOU’RE INCURRING ON THAT GOING FORWARD?

FASS:  THEY ARE NOT REIMBURSING US ON BIO-GENERICA.  THERE ARE MILESTONE FEES THAT THEY WILL BE PAYING, BUT THOSE FEES ARE NOT DUE CURRENTLY OR WILL NOT BE DUE, NONE WILL BE DUE IN 2003.  I’M NOT SURE THAT ANY WOULD BE DUE IN 2004.

WITH, I DON’T KNOW IF WE SEGREGATED BY GENERIC EXPENSES, SUCH THAT YOU COULD ADDRESS THAT QUESTION OF HOW MUCH WE’RE ACTUALLY SPENDING AND BUY GENERICALLY WITHIN OUR DEVELOPMENT FEES.

WHITNEY STEARNS:  HI ANDREW, WHITNEY.

ANDREW SCOTT:  HEY WHIT.

STEARNS:  WE’VE NOT DISCLOSED GENERALLY HOW WE ALLOCATE OUR R&D FUNDS, WHETHER TO BE PROSAPTIDE, PURICASE OR ANY OTHER PROJECT.  WE CONSIDER THAT PROPRIETARY.

SCOTT:  OKAY, WHILE, JUST ON THE BIO-GENERICA TOPIC, I HAVE ONE OTHER COMMENT.  IF YOU DON’T WANT TO COMMENT ON IT I UNDERSTAND.  BUT WITH TEVA’S PENDING ACQUISITION ON SICOR, I MEAN THERE MIGHT BE AN OVERLAP ON SOME OF THE BIO-GENERIC PRODUCTS.  SICOR’S PUBLICLY STATED THAT THEY’RE ALSO WORKING ON AN HGH PRODUCT AND INTERFERON EPO AND A CSF.  YOU KNOW, I DON’T KNOW IF YOU WANT TO COMMENT ON IT NOW.  I KNOW YOU’VE NEVER DISCLOSED YOUR BIO-GENERICA PIPELINE, BUT WITH RESPECT TO HGH, IT DOES LOOK LIKE THERE COULD BE A CONFLICT OF INTEREST, BUT WE ALSO KNOW THAT TEVA’S WORKING WITH A BUNCH OF OTHER PEOPLE AS REGARDING TO BIO-GENERICS.  CAN YOU GIVE US ANY KIND OF COMMENT ON THAT?

SIM FASS:  NOT REALLY ANDREW.

SCOTT:  OKAY.

FASS:  JUST THAT WE WILL OBVIOUSLY, WE WILL MAKE EVERY EFFORT TO INSURE US THAT A CONFLICT OF INTEREST DOES NOT EXIST GOING FORWARD.

SCOTT:  OKAY, YOUR MARKETING EXPENSES STILL SEEM TO BE IN CHECK.  ARE YOU PLANNING ON THAT ONE GOING HIGHER IN Q4 IN ‘05 AS YOU’RE TAKING A MORE OF AGGRESSIVE EFFORTS TO LAUNCH OR PROMOTE CERTAIN PRODUCTS LIKE A DELATESTRYL?  WE’VE SEEN THAT THOSE EXPENSES ARE GOING HIGHER.

FASS:  AGAIN, I WOULD PREFER NOT TO - NOT TO COMMENT ON 2004 EXPENSES.  CLEARLY IF WE ARE IN A LAUNCH MODE FOR ARTHREASE, WE WILL HAVE TO ABSORB SOME INCREMENTAL EXPENSES DEALING WITH ARTHREASE.  BUT AS A TOTAL ON THAT, I’M NOT PREPARED AT THIS POINT TO PROJECT WHAT OUR TOTAL MARKETING SALES EXPENSES WOULD LOOK LIKE FOR 2004 OR BEYOND.

SCOTT:  RIGHT.  OKAY.  ALL RIGHT.  JUST - I MEAN THE COMPANY LOOKS TO BE IN PRETTY GOOD SHAPE.  THE ONLY BOGEY OUT THERE THAT WE CAN REALLY SEE IS THE POTENTIAL GENERIC VERSION OF OXANDRIN AND WE THINK WE’VE GOT SOME INFORMATION AS TO WHEN SOMEBODY FILED ON THAT.  AND I’D LIKE TO TALK TO YOU GUYS A LITTLE LATER WITH RESPECT TO THAT.

IT JUST APPEARS TO ME THAT YOU GUYS - I HEAR WHAT YOU’RE SAYING WITH RESTRUCTURING AND COST-CUTTING EFFORTS IN MID-’04 AND IT SEEMS LIKE YOU GUYS ARE GOING TO HAVE TO DO SOMETHING.  AS FAR AS ACQUISITION - PRODUCT ACQUISITION YOU MENTIONED BEFORE, CAN YOU GIVE US AN IDEA WHAT MAYBE AN AREA THAT YOU’RE LOOKING AT OR THAT YOU’D LIKE TO EXPAND INTO?

ALSO AS REGARDS TO RESTRUCTURING, I MEAN IS IT POSSIBLE THAT YOU MIGHT SELL OFF A PRODUCT OR SO?  I DON’T KNOW IF YOU CAN COMMENT ON THIS.  I JUST WANT TO BE ASKING THE QUESTIONS RIGHT NOW.

FASS:  I CAN’T COMMENT ON MUCH OF WHAT YOU JUST ASKED, BUT IN TERMS OF AREAS OF INTEREST, CLEARLY THEY WOULD BE AREAS WHERE A FIELD FORCE OR FIELD ORGANIZATION IN CONSONANCE WITH OUR SIZE WOULD MAKE SENSE.

SO THEY WOULD BE TARGET PHYSICIANS OF PATIENTS BE THEY ORPHAN-TYPE DISEASES, BE IT TARGET PHYSICIANS THAT ARE IN THE TENS OF THOUSANDS AS OPPOSED TO THE HUNDREDS OF THOUSANDS, SO THAT BE IT UROLOGISTS OR ENDOCRINOLOGISTS OR RHEUMATOLOGISTS OR CANCER SPECIALISTS.  ANY AND ALL OF THOSE THAT - WHERE THE TARGETS ARE RELATIVELY OR COMPARATIVELY SMALLER IN NUMBER AND WOULD ALLOW US A COMPARATIVELY SMALL COMPANY TO BE ABLE TO MOUNT AN APPROPRIATE MARKETING SALES STRATEGY.

SCOTT:  GREAT.  OKAY, THANKS.  I’D LIKE TO GIVE A - GIVE YOU A CALL A LITTLE LATER.

FASS:  OKAY.

SCOTT:  THANK YOU, GUYS.

FASS:  THANK YOU.  THANK YOU, ANDREW.

OPERATOR:  LADIES AND GENTLEMEN, AT THIS TIME THERE WILL NO FURTHER QUESTIONS.  I WILL NOW TURN THE CONFERENCE BACK TO DR. SIM FASS.

FASS:  THANK YOU, OPERATOR.  THANK YOU, EVERYBODY, FOR JOINING US.

I JUST WANT TO END BY REITERATING THAT WHATEVER RESTRUCTURING WE’RE GOING TO BE DOING OR FOCUSING OR REFOCUSING ON OUR EXPENSES, IT IS WITH A VIEW AND WITH THE OBJECTIVE OF MAKING ABSOLUTELY SURE THAT WE REMAIN A VIABLE, PROFITABLE, AND GROWING COMPANY IN A WAY THAT STRADDLES THE CRITICAL YEARS - THE NEXT COUPLE OF YEARS AS WE LAUNCH NEW PRODUCTS AND AS OUR PIPELINE MATURES AND BECOMES REAL AND WE BEGIN TO RECOGNIZE AND REALIZE THE OPPORTUNITIES THAT A PURICASE AND PROSAPTIDE OFFER THIS COMPANY, AS WELL AS THE ROSEMONT PRODUCTS COMING TO THE REST OF EUROPE AND INTO THE UNITED STATES, THE OPPORTUNITY THAT ARTHREASE REPRESENTS, AND HOPEFULLY AS WELL THE OPPORTUNITY TO ACQUIRE SEVERAL OTHER PRODUCTS AS WELL.

SO IT IS ALL BEING DONE WITH A VIEW OF CREATING AN EVER MORE OR EVEN MORE SUCCESSFUL AND STABLE ORGANIZATION GOING FORWARD.

AND I THANK YOU AGAIN FOR YOUR INTEREST, AND WE WILL BE IN TOUCH AS WARRANTS IT.  THANK YOU VERY MUCH.  HAVE A GOOD DAY.

OPERATOR:  LADIES AND GENTLEMEN, IF YOU WISH TO ACCESS THE REPLAY OF THIS CALL, YOU MAY DO SO BY DIALING 800-428-6051 OR 973-709-2089 WITH AN ID NUMBER OF 313019.

THIS CONCLUDES OUR CONFERENCE FOR TODAY.  THANK YOU ALL PARTICIPATING AND HAVE A NICE DAY.  ALL PARTIES MAY NOW DISCONNECT.